SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):

                                November 12, 2003

                                 NUI Corporation
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             (Exact name of registrant as specified in its charter)



    New Jersey                  001-16385                    22-3708029
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  (State or Other       (Commission File Number)          (I.R.S. Employer
  Jurisdiction of)                                      Identification Number)
  Incorporation)

        550 Route 202-206, PO Box 760, Bedminster, New Jersey 07921-0760
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               (Address of principal executive offices) (zip code)

                                 (908) 781-0500
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The following information is furnished pursuant to Item 9 "Regulation FD Disclosure" and Item 12 "Results of Operations and Financial Condition".

     On November 12, 2003, NUI Corporation issued a news release reporting its fiscal year 2003 results. A copy of the news release is furnished as Exhibit
99.1 to this report and is incorporated by reference into this Item 12. In addition, the news release furnished as Exhibit 99.1 hereto provides corrected data for the Total Gas Sold or Transported by Continuing Operations for fiscal 2003 as 168.6 Bcf's.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NUI CORPORATION
                                        (Registrant)

                                        By:     /s/  James R. Van Horn
                                           -------------------------------------
                                           Name:   James R. Van Horn
                                           Title:  Chief Administrative Officer,
                                                   General Counsel and Secretary

Dated: November 13, 2003

                                  EXHIBIT INDEX

Exhibit Number           Description of Exhibits

99.1                     Press Release dated November 12, 2003

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